Warrant Transaction Agreement	12 Months Ended
Dec. 31, 2021
Warrant Transaction Agreement [Abstract]
Warrant Transaction Agreement
11. WARRANT TRANSACTION AGREEMENT
In November 2019, contemporaneously with a revenue arrangement, the Company entered into a contract, pursuant to which the Company agreed to issue to a customer a warrant to acquire shares of Legacy IonQ
Series B-1
preferred stock (the “Warrant Shares”), subject to certain vesting events. Upon closing of the Business Combination, these warrants exercisable for
Legacy IonQ Series B-1 preferred stock were
assumed by the Company and converted into a warrant to purchase a number of shares of common stock equal to the product (rounded down to the nearest whole number) of (a) the number of shares of Legacy IonQ common stock issuable upon conversion of a share of
Legacy IonQ Series B-1 preferred stock and
(b) the Exchange Ratio (as defined in the
Super 8-K filed
with the SEC on October 4, 2021), at an exercise price per share (rounded up to the nearest whole cent) equal to (i) the exercise price per share of such Legacy IonQ Warrant Shares divided by (ii) the Exchange Ratio. Except as specifically provided in the merger agreement, the Warrant Shares will have the same terms and be subject to the same conditions (including applicable vesting conditions) as set forth in the Legacy IonQ warrant agreement. As of December 31, 2021, the contract allows for the customer to acquire up to 8,301,202 shares of common stock in the Company.
As the Warrant Shares were issued in connection with an existing commercial agreement with a customer, the value of the Warrant Shares was determined to be consideration payable to the customer and consequently is treated as a reduction to revenue recognized under the corresponding revenue arrangement.
Approximately 6.5% of the Warrant Shares vested and became immediately exercisable in August 2020. The remaining Warrant Shares will vest and become exercisable upon satisfaction of certain milestones based on revenue generated under the commercial agreement with the customer, to the extent certain prepayments are made by the customer. The exercise price for the Warrant Shares is $1.38 per share and the warrant is exercisable through November 2029. The fair value of the Warrant Shares at the date of issuance was determined to be $8.7 million.
During the year ended December 31, 2020, Warrant Shares with a fair value of $0.6 million vested. This fair value of the unamortized warrants is recorded within other noncurrent assets and the Warrant Shares are amortized over time as the related customer revenue is earned. During the years ended December 31, 2021 and 2020, $0.5 million and $0.04 million of the warrant amortization was recorded as a reduction of the related customer revenue. As of December 31, 2021, the contract asset was fully amortized.
As discussed further in Note 1, the Warrant Shares were retroactively adjusted, converted to warrants for common stock and are presented in permanent equity as a result of the recapitalization as described in Note 1.